SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       December 29, 2000

                     CYPRESS EQUIPMENT FUND II, LTD.
         (Exact Name of Registrant as Specified in its Charter)

           Florida                      0-19021               59-2927387
(State or other jurisdiction of        (Commission       (I.R.S. Employer
 incorporation or organization)        File Number)     Identification No.)


  880 Carillon Parkway, St. Petersburg, Florida              33716
     (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number (Including Area Code)    (727) 573-3800




Item 2.    Acquisition or Disposition of Assets

     On December 29, 2000, Cypress Equipment Fund II, Ltd., a Florida limited partnership ("Seller"), sold 2 Aircraft to Inter Air Lease LLC, a Delaware Limited Liability Corporation ("Buyer"). The net sales price was $1,500,000.


Item 7.   Financial Statements, Proforma Financial Information and Exhibits

          (c)  Exhibits (to be sent in paper format)


28.56 Purchase and Sale Agreement

This Purchase and Sale Agreement (this "Agreement") is made and entered into this the 29th day of December, by and between First Security Bank NA, not in its own capacity, but solely as Owner Trustee for the Cypress Equipment Fund II, Ltd. ("Seller") and Inter Air Lease LLC, a Delaware Limited Liability Corporation, (hereafter "Buyer").





                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   Cypress Equipment Fund, Ltd.
                                     A Florida Limited Partnership

                                   RJ Leasing - 2, Inc.
                                     A General Partner



Date:  December 31, 2000          /s/ J. Davenport Mosby, III
                                   J. Davenport Mosby, III
                                   President